ALLIANCE
BALANCED
SHARES
ANNUAL REPORT
JULY 31, 1995


LETTER TO SHAREHOLDERS                                 ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

September 5, 1995

Dear Shareholder:

We are pleased to provide you with an update of Alliance Balanced Shares' performance and investment activity for the fiscal year ended July 31, 1995. The following table compares the Fund's total returns over the twelve-month period with that of the broad U.S. stock market, represented by the S&P 500-stock Index; with the U.S. bond market, represented by the Lehman Brothers
(LB) Government/Corporate Bond Index; and with the U.S. Treasury market, represented by the Salomon Brothers (SB) 1-Year Treasury Index:


                             Twelve Months Ended July 31, 1995
                                    Total Return    Ending NAV
                                    ------------    ----------
  ALLIANCE BALANCED SHARES
    Class A                            +15.99%        $15.08
    Class B                            +15.07%        $14.88
    Class C                            +15.06%        $14.89

  S&P 500                              +26.03%
  LB GOV'T/CORP. BOND INDEX            +10.55%
  SB TREASURY INDEX                     +9.69%


The Fund's total returns are based on the net asset values of each class of shares as of July 31; additional investment results and complete descriptions of the Fund's benchmarks, which are all unmanaged, appear on pages 3 and 4.

EQUITY MARKET VALUATION RISK
With the S&P 500 selling at roughly $580, a lot will have to go right to generate meaningful price gains over the next twelve months. Though the market seems reasonably valued in the context of current interest rates and inflation levels, at about 15.7x estimated 1995 earnings of $37, after-tax profit margins are at a twenty-five year high. At 41x dividends, the S&P 500 is at an all-time peak valuation by that measure.

Further market gains REQUIRE the continuation of moderate real gross domestic product growth and low inflation. A strong rebound in growth risks a lagged pick-up in inflation and immediately higher interest rates, posing a valuation risk for the market. Conversely, growth below 2% would cap profit growth immediately and tend to deteriorate into recession over time.

FAVORABLE OUTLOOK FOR MODERATE GROWTH AND LOW INFLATION
Fortunately, prospects for continued non-inflationary growth are good. On a cyclical basis, autos and housing have stabilized with lower interest rates, inventories appear to have adjusted to a point where industrial production will increase and employment and income statistics will improve. Conversely, real interest rates and debt levels are high, consumer confidence appears to be slipping, jobs are still being lost as the pace of mergers and consolidations continues unabated, growth in Europe and Japan remains quite weak and the dollar is rising. On balance, moderate growth of 2.5% or so seems the most likely outcome over the next 3-4 quarters.

From a longer-term point of view several secular forces also argue for moderate, productivity led, non-inflationary growth:

 . Modest growth in the labor force together with continuing advances and falling prices in technology argue for a prolonged increase in capital/labor ratios in the United States, despite high real interest rates.

 . Real progress in lowering out year budget deficits appears likely late this fall or in 1996. This would enable real interest rates to decline.

 . Aging populations and reduced secular demand for consumer goods argue for limited pricing power and higher savings rates in the U.S. and other developed countries.

 . As developing economies continue to embrace free market policies and global capital flows increase, upward pressures on labor costs in the developed world will be mediated. At the same time, improving living standards will create a new and necessary source of global demand.

Thus, while the risks to the stock market are high if the U.S. economy deviates from a non-inflationary growth track, the prospects for remaining on that track seem


1


                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
favorable, and we believe the market can still go somewhat higher (though probably not without temporary setbacks).

PORTFOLIO POSITIONING
In the context we've outlined, we are starting to gradually reduce your Fund's total equity exposure, even as we are increasing its modest exposure to foreign stocks.

Another rally has brought long-term Treasury yields back to 6.5% from a recent high of 7%. We believe this level of yields is about right over the short run and a bit high relative to our long-term forecasts. Further strength in the bond market would probably result in a reduction of the Fund's fixed income holdings and an increase in cash equivalent securities.

Thank you for your continued interest and investment in Alliance Balanced Shares. We look forward to reporting its progress to you early in 1996.

Sincerely,


John D. Carifa
Chairman and President


Bruce W. Calvert
Executive Vice President


2



INVESTMENT RESULTS                                     ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 1995


CLASS A SHARES
                                  WITHOUT          WITH
                               SALES CHARGE    SALES CHARGE
                               ----------------------------
 .One Year                         +15.99%        +11.09%
 .Five Years                        +9.59          +8.64
 .Ten Years                        +10.94         +10.46

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE    SALES CHARGE
                               ----------------------------
 .One Year                         +15.07%        +11.07%
 .Since Inception*                  +8.55          +8.55

CLASS C SHARES
 .One Year                         +15.06%
 .Since Inception*                  +7.37


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 2/4/91, Class B; 8/2/93, Class C.


3



                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
ALLIANCE BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT:
7/31/85 TO 7/31/95

$39,000
$24,000
$9,000
BALANCED SHARES CLASS A: $27,058
LB GOV'T./CORP.
BOND INDEX
S&P 500
SB 1-YEAR TREASURY
7/31/85  7/31/95

  This chart illustrates the total value of an assumed investment in Alliance Balanced Shares Class A after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

  The unmanaged Standard and Poor's 500-stock index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

  The unmanaged Lehman Brothers Government/Corporate Bond Index represents a combination of the Government Bond Index and the Corporate Bond Index.

  The Salomon Brothers 1-Year Treasury Benchmark represents performance of Treasury bills with 1-year maturities.

  When comparing Alliance Balanced Shares to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.

Balanced Shares
S&P 500
LB Gov't./Corp.
SB 1-Year Treasury


4


                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
ALLIANCE BALANCED SHARES...
SEEKING TO PROVIDE CURRENT INCOME FOR TODAY AND GROWTH OF CAPITAL FOR THE FUTURE

Alliance Balanced Shares is a conservative investment that seeks to provide a competitive total return.

For some investors, the Fund may be considered a comprehensive investment vehicle. It strives to achieve higher returns and lower volatility than a benchmark portfolio comprised of 60% stocks, 25% government and corporate bonds, and 15% Treasury bills.

We do not focus on short-term performance, nor do we strive to outperform other balanced funds, many of which are much more aggressively structured.

As the charts illustrate, Alliance Balanced Shares' asset allocation shifts with changing market conditions. The changes, however, should be neither dramatic nor frequent, and should not involve significant risk relative to the benchmark noted above.

Stocks will now typically comprise about 60% of the portfolio. At times, however, stocks may range from 50% to 70% of the portfolio.

Within the equity portion of the portfolio, we seek to outperform the stock market without taking undue risk. Stock selection emphasizes investments with attractive expected return-but always within the context of a diversified portfolio. Further, a preponderance of the portfolio will always be invested in high-quality, financially strong, dividend-paying companies.

The balance of the portfolio is comprised of U.S. Government and government agency securities mixed with high-quality asset-backed and corporate bonds. Our primary objectives in the fixed-income portfolio are to generate a high, steady income stream and to provide stability for the net asset value.

We believe that this investment policy will serve the Fund's investors very well over time.

SIX-MONTH SNAPSHOTS: THE COMPOSITION OF YOUR FUND'S PORTFOLIO
7/31/94  1/31/95  7/31/95
U.S. GOVERNMENTS &MORTGAGES: 18.0%
CORPORATE BONDS: 21.0%
CASH: 14.4%
STOCKS: 46.6%
U.S. GOVERNMENTS &MORTGAGES: 22.5%
CORPORATE BONDS: 11.6%
CASH: 12.3%
STOCKS: 53.6%
U.S. GOVERNMENTS &MORTGAGES: 25.0%
CORPORATE BONDS: 9.8%
CASH: 6.5%
STOCKS: 58.7%


5



TEN LARGEST HOLDINGS
JULY 31, 1995                                          ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
                                                                    PERCENT OF
COMPANY                                              VALUE          NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                              $23,899,500           16.8%
Federal National Mortgage Association              7,287,415            5.1
Philip Morris Cos., Inc.                           3,581,250            2.5
Borden, Inc., Zero Coupon, 5/22/97                 3,510,000            2.5
P T Alatief Freeport Finance, 9.75%, 4/15/01       3,358,250            2.4
Intel Corp.                                        3,250,000            2.3
Federal Home Loan Mortgage Corp., 7.00%, 7/01/25   2,886,801            2.0
Republic of Italy, 6.875%, 9/27/23                 2,620,290            1.8
General Electric Co.                               2,360,000            1.7
Walt Disney Co.                                    2,345,000            1.6
                                                 $55,098,506           38.7%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1995

                                                       SHARES OR PRINCIPAL
PURCHASES                                           BOUGHT     HOLDINGS 7/31/95
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,7.00%,7/01/25    $2,958,000     $2,958,000
Federal National Mortgage Association,
  6.00%, 4/01/09                                  $5,631,562     $5,631,562
Federal National Mortgage Association,
  6.00%, 6/01/09                                  $1,942,296     $1,942,296
Home Depot, Inc.                                      40,000         40,000
P T Alatief Freeport Finance, 9.75%, 4/15/01      $3,325,000     $3,325,000
Republic of Italy, 6.875%, 9/27/23                $3,000,000     $3,000,000
Tele-Communications, Inc., 9.80%, 2/01/12         $2,000,000     $2,000,000
Time Warner, Inc., 9.15%, 2/01/23                 $2,050,000     $2,050,000
U.S. Treasury Note, 7.875%, 4/15/98              $10,750,000    $10,750,000
U.S. Treasury Note, 7.50%, 2/15/05                $5,255,000     $5,255,000


SALES                                                 SOLD     HOLDINGS 7/31/95
-------------------------------------------------------------------------------
Abbey National, Plc., 6.375%, 3/10/99             $3,000,000             -0-
Chevron Corp.                                         75,000             -0-
May Department Stores Co.                             80,000             -0-
Paramount Communications, Inc., 8.25%, 8/01/22    $3,250,000             -0-
Province of Ontario, 5.812%, 8/17/99              $3,700,000             -0-
Stone Container Corp., 9.875%, 2/01/01            $3,000,000             -0-
Time Warner Entertainment, 8.375%, 3/15/23        $3,250,000             -0-
U.S. Treasury Bond, 8.125%, 8/15/19               $2,800,000             -0-
U.S. Treasury Note, 4.25%, 1/31/95                $3,000,000             -0-
Wal-Mart Stores, Inc.                                120,000             -0-


6



PORTFOLIO OF INVESTMENTS
JULY 31, 1995                                          ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS-58.1%
CONSUMER PRODUCTS & SERVICES-22.9%
BROADCASTING & CABLE-1.6%
Comcast Corp. Cl.A (SPL)                         80,000     $1,615,000
Cox Communications, Inc.Cl.A*                    32,500        658,125
                                                             2,273,125

COSMETICS-1.5%
Gillette Co.                                     50,000      2,187,500

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-7.7%
Abbott Laboratories                              40,000      1,600,000
Columbia HCA Healthcare Corp.                    45,000      2,205,000
Merck & Co., Inc.                                45,000      2,323,125
Pfizer, Inc.                                     40,000      2,020,000
Schering-Plough Corp.                            40,000      1,860,000
United Healthcare Corp.                          20,000        905,000
                                                            10,913,125

ENTERTAINMENT & LEISURE TIME-2.3%
Carnival Corp.                                   40,000        905,000
Walt Disney Co.                                  40,000      2,345,000
                                                             3,250,000

FOOD & BEVERAGES-2.1%
McDonald's Corp.                                 30,000      1,158,750
PepsiCo, Inc.                                    40,000      1,875,000
                                                             3,033,750

HOUSEHOLD PRODUCTS-1.2%
Colgate-Palmolive Co.                            25,000      1,750,000

MULTI-INDUSTRY-0.9%
ITT Corp.                                        11,000      1,320,000

RETAILING-2.2%
AutoZone, Inc.*                                  50,000     $1,300,000
Home Depot, Inc.                                 40,000      1,755,000
                                                             3,055,000

TOBACCO-2.9%
Philip Morris Cos., Inc.                         50,000      3,581,250
UST, Inc.                                        20,000        545,000
                                                             4,126,250

OTHER-0.5%
Duracell International, Inc.                     15,000        690,000
                                                            32,598,750

SCIENCE & TECHNOLOGY-10.5%
BIOTECHNOLOGY-0.8%
Amgen, Inc.*                                     14,000      1,190,000

COMMUNICATION EQUIPMENT-0.8%
General Instrument Corp.*                        30,000      1,106,250

COMPUTER HARDWARE-1.5%
Compaq Computer Corp.*                           26,000      1,319,500
Silicon Graphics, Inc.*                          20,000        840,000
                                                             2,159,500

COMPUTER SOFTWARE-3.2%
cisco Systems, Inc.*                             20,000      1,113,750
General Motors Corp. Cl.E                        40,000      1,760,000
Oracle System Corp.*                             40,000      1,675,000
                                                             4,548,750

SEMI-CONDUCTORS & RELATED-3.5%
Intel Corp.                                      50,000      3,250,000
Motorola, Inc.                                   22,000      1,685,750
                                                             4,935,750

TELECOMMUNICATION EQUIPMENT-0.1%
Scientific-Atlanta, Inc.                         10,000        215,000


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
OTHER-0.6%
Xerox Corp.                                       7,000    $   833,875
                                                            14,989,125

FINANCIAL SERVICES-8.7%
BANKING & CREDIT-2.5%
Citicorp                                         20,000      1,247,500
MBNA Corp.                                       40,000      1,435,000
NationsBank Corp.                                15,000        841,875
                                                             3,524,375

BROKERAGE-1.3%
Dean Witter, Discover & Co.                      15,000        757,500
Merrill Lynch & Co., Inc.                        20,000      1,110,000
                                                             1,867,500

INSURANCE-4.9%
American International Group, Inc.               30,000      2,250,000
General Re Corp.                                  8,000      1,061,000
MGIC Investment Corp.                            12,000        609,000
NAC Re Corp.                                     30,000      1,102,500
Travelers, Inc.                                  40,000      1,895,000
                                                             6,917,500
                                                            12,309,375

BASIC INDUSTRIES-7.6%
AUTO PARTS-0.6%
Magna International, Inc.
Cl.A                                             20,000        920,000

CHEMICALS-2.9%
Morton International, Inc.*                      60,000      1,800,000
Rohm & Haas Co.                                  40,000      2,330,000
                                                             4,130,000

ELECTRICAL EQUIPMENT-1.7%
General Electric Co.                             40,000      2,360,000

MACHINERY-0.6%
Coltec Industries, Inc.*                         60,000        915,000


                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
OTHER-1.8%
Alco Standard Corp.                               8,000    $   651,000
AlliedSignal, Inc.                               40,000      1,870,000
                                                             2,521,000
                                                            10,846,000

PUBLIC UTILITIES-3.2%
TELEPHONE-3.2%
AirTouch Communications, Inc.*                   60,000      1,890,000
AT & T Corp.                                     20,000      1,055,000
MCI Communications Corp.                         70,000      1,675,625
                                                             4,620,625

ENERGY-1.0%
OIL & GAS SERVICES-1.0%
Enron Corp.                                      40,000      1,390,000

TRANSPORTATION-0.7%
RAILROAD-0.7%
Conrail, Inc.                                    15,000        926,250

OTHER-3.5%
G.T. Greater Europe Fund                        150,000      1,912,500
Scudder New Asia Fund, Inc.*                     80,000      1,270,000
The France Growth Fund, Inc.                    160,000      1,740,000
                                                             4,922,500
Total Common Stocks (cost $68,872,144)                      82,602,625

CORPORATE BONDS-9.7%
COMMUNICATIONS-1.6%
Tele-Communications, Inc.
  9.80%, 2/01/12                                 $2,000      2,210,800

INDUSTRIAL-6.3%
Borden, Inc.
  Zero Coupon, 5/22/97(a)                         4,000      3,510,000
P T Alatief Freeport Finance
  9.75%, 4/15/01                                  3,325      3,358,250
Time Warner, Inc.
  9.15%, 2/01/23                                  2,050      2,110,639
                                                             8,978,889

OTHER-1.8%
Republic of Italy
  6.875%, 9/27/23                                 3,000      2,620,290
Total Corporate Bonds (cost $13,942,300)                    13,809,979

MORTGAGE RELATED SECURITIES-7.1%
Federal Home Loan Mortgage Corp.
  7.00%, 7/01/25                                  2,958      2,886,801
Federal National Mortgage Association
  6.00%, 4/01/09-6/01/09                          7,574      7,287,415
TotalMortgageRelated Securities
  (cost $10,287,487)                                        10,174,216

U.S. GOVERNMENT OBLIGATIONS-17.6%
U.S. Treasury Bond
  7.50%, 11/15/24                                 1,050      1,130,881


8



                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
U.S. Treasury Notes
  6.75%, 4/30/00                                $   600    $   613,314
  7.125%, 9/30/99                                 6,200      6,413,094
  7.50%, 2/15/05                                  5,255      5,632,677
  7.875%, 4/15/98                                10,750     11,240,415
Total U.S.Government Obligations
  (cost $24,718,498)                                        25,030,381

COMMERCIAL PAPER-6.4%
Merrill Lynch & Co., Inc.
  5.85%, 8/01/95
  (amortized cost $9,079,000)                     9,079      9,079,000

TOTALINVESTMENTS-98.9%
  (cost $126,899,429)                                      140,696,201
Other assets less
liabilities-1.1%                                             1,523,772

NET ASSETS-100%                                           $142,219,973


*    Non-income producing security.

(a) Security exempt from Registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1995, the aggregate market value of this security amounted to $3,510,000 representing 2.5% of net assets.

     See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995                                          ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $126,899,429)          $140,696,201
  Cash                                                                  546,955
  Receivable for investment securities sold                           4,945,182
  Dividends and interest receivable                                     876,135
  Receivable for capital stock sold                                      34,826
  Total assets                                                      147,099,299

LIABILITIES
  Payable for investment securities purchased                         4,322,587
  Payable for capital stock redeemed                                    191,909
  Advisory fee payable                                                   75,176
  Distribution fee payable                                               41,867
  Accrued expenses                                                      247,787
  Total liabilities                                                   4,879,326

NET ASSETS                                                         $142,219,973

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $94,502
  Additional paid-in capital                                        117,830,925
  Undistributed net investment income                                 1,022,661
  Accumulated net realized gain                                       9,475,113
  Net unrealized appreciation of investments                         13,796,772
                                                                   $142,219,973

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($122,032,621/8,093,872
    shares of capital stock issued and outstanding)                      $15.08
  Sales charge-4.25% of public offering price                               .67
  Maximum offering price                                                 $15.75

  CLASS B SHARES
  Net asset value and offering price per share ($15,079,578/1,013,382
    shares of capital stock issued and outstanding)                      $14.88

  CLASS C SHARES
  Net asset value, redemption and offering price per share ($5,107,774/
    342,976 shares of capital stock issued and outstanding)              $14.89


See notes to financial statements.


10



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995                               ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                             $5,392,426
  Dividends (net of foreign taxes withheld of $2,260)   2,015,640
                                                                    $ 7,408,066

EXPENSES
  Advisory fee                                          1,044,023
  Distribution fee - Class A                              355,461
  Distribution fee - Class B                              138,872
  Distribution fee - Class C                               50,477
  Transfer agency                                         274,247
  Administrative                                          167,029
  Registration                                             86,906
  Audit and legal                                          84,292
  Custodian                                                68,535
  Printing                                                 31,302
  Directors' fees                                          24,000
  Miscellaneous                                            32,954
  Total expenses                                                      2,358,098
  Net investment income                                               5,049,968

REALIZED AND UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY
  Net realized gain on security transactions                          9,860,942
  Net realized gain on foreign currency transactions                         76
  Net realized gain on options transactions                             113,966
  Net change in unrealized appreciation on securities                 9,246,257
  Net gain on investments                                            19,221,241

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $24,271,209


See notes to financial statements.


11



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
                                                      YEAR ENDED   OCT. 1, 1993
                                                        JULY 31,      THROUGH
                                                          1995    JULY 31,1994*
                                                    ------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $ 5,049,968  $  3,727,437
  Net realized gain on investments                     9,974,984     1,521,330
  Net change in unrealized appreciation
    of investments                                     9,246,257   (11,401,870)
  Net increase (decrease) in net assets
    from operations                                   24,271,209    (6,153,103)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (4,018,825)   (3,328,864)
    Class B                                             (288,412)     (209,253)
    Class C                                             (105,151)      (94,432)
  Net realized gain on investments
    Class A                                             (264,146)   (3,450,935)
    Class B                                              (24,685)     (236,079)
    Class C                                               (8,478)     (106,940)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            (55,580,660)    5,057,935
  Total decrease                                     (36,019,148)   (8,521,671)

NET ASSETS
  Beginning of period                                178,239,121   186,760,792
  End of period (including undistributed net
    investment income of $1,022,661 and $396,666,
    respectively)                                   $142,219,973  $178,239,121


* The Fund changed its fiscal year end from September 30 to July 31. See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995                                          ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions of $76 for the Fund, represents net foreign exchange gains and losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currency denominated assets and liabilities.

3. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended July 31, 1995 were as follows:


                                                     NUMBER OF
                                                     CONTRACTS   PREMIUMS
                                                     ---------   --------
Options outstanding at beginning of period                -0-   $     -0-
Options written                                          870     179,209
Options terminated in closing purchase transactions     (200)    (64,398)
Options expired                                         (550)    (82,985)
Options exercised                                       (120)    (31,826)
Options outstanding at end of period                      -0-   $     -0-


4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5 INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended July 31, 1995.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 1995, such reimbursement amounted to $167,029.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $198,299 for the year ended July 31, 1995.

Alliance Fund Distributors, Inc. (a wholly owned subsidiary of the Adviser) serves as the Distributor of the


14



                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
Fund's shares. The Distributor received front end sales charges of $4,819 from the sale of Class A shares and $71,604 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1995.

Brokerage commissions paid on securities transactions for the year ended July 31, 1995 amounted to $308,733, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b 1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B shares and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $965,505 and $262,338, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short term investments) aggregated $276,640,775 and $320,359,124, respectively, for the year ended July 31, 1995. There were purchases of $130,654,963 and sales of $128,406,105 of U.S. Government and government agency obligations for the year ended July 31, 1995. At July 31, 1995, the cost of securities for federal income tax purposes was $126,969,994. Accordingly gross unrealized appreciation of investments was $15,252,805 and gross unrealized depreciation of investments was $1,526,598 resulting in net unrealized appreciation of $13,726,207.


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------
NOTE E: CAPITAL STOCK
There are 180,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 60,000,000 authorized shares. Prior to February 23, 1993 there were 60,000,000 shares of $1.00 par value capital stock authorized, divided into two classes designated Class A and Class B shares. Transactions in capital stock were as follows:


                                    SHARES                    AMOUNT
                         ------------------------  ----------------------------
                          YEAR ENDED  OCT. 1,1993    YEAR ENDED    OCT. 1,1993
                            JULY 31,    THROUGH        JULY 31,      THROUGH
                              1995   JULY 31,1994*      1995      JULY 31,1994*
                         -----------  -----------  -------------  -------------
CLASS A
Shares sold                 833,994      876,506   $ 11,355,969   $ 12,195,964
Shares issued in
  reinvestment of
  dividends and
  distributions             258,708      407,717      3,476,710      5,628,682
Shares redeemed          (4,776,892)  (1,481,275)   (67,754,957)   (20,511,243)
Net decrease             (3,684,190)    (197,052)  $(52,922,278)   $(2,686,597)

CLASS B
Shares sold                 253,480      564,263   $  3,417,128    $ 7,799,514
Shares issued in
  reinvestment of
  dividends and
  distributions              19,426       27,387        257,488        374,239
Shares redeemed            (343,847)    (403,295)    (4,616,970)    (5,657,858)
Net increase (decrease)     (70,941)     188,355    $  (942,354)   $ 2,515,895

CLASS C
Shares sold                 100,113      481,248    $ 1,340,570    $ 6,765,099
Shares issued in
  reinvestment of
  dividends and
  distributions               5,947       11,554         78,834        157,982
Shares redeemed            (235,619)    (124,424)    (3,135,432)    (1,694,444)
Net increase (decrease)    (129,559)     368,378    $(1,716,028)   $ 5,228,637


NOTE F: RECLASSIFICATION OF COMPONENTS OF NET ASSETS
In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, permanent book and tax differences relating to shareholder distributions have been reclassified to additional paid-in capital. As of July 31, 1995, the cumulative effect of such differences totaling $11,585 and ($69,033) were reclassified from undistributed net investment income and undistributed net realized gains, respectively, to additional paid in capital. Net investment income, net realized gains and net assets were not affected by this change.


*  The Fund changed its fiscal year end from September 30 to July 31.


16



FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                          CLASS A
                                                             -------------------------------------------------------------
                                                                         OCT. 1,1993
                                                             YEAR ENDED     THROUGH           YEAR ENDED SEPTEMBER 30,
                                                                JULY 31,    JULY 31,   -----------------------------------
                                                                  1995        1994*          1993        1992        1991
                                                             ----------  --------------  ---------  ----------  ----------
Net asset value, beginning of period                            $13.38      $14.40         $13.20      $12.64      $10.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              .46         .29            .34         .44         .46
Net realized and unrealized gain (loss) on investments            1.62        (.74)          1.29         .57        2.17
Net increase (decrease) in net asset value from operations        2.08        (.45)          1.63        1.01        2.63

LESS: DISTRIBUTIONS
Dividends from net investment income                              (.36)       (.28)          (.43)       (.45)       (.40)
Distributions from net realized gains                             (.02)       (.29)            -0-         -0-         -0-
Total dividends and distributions                                 (.38)       (.57)          (.43)       (.45)       (.40)
Net asset value, end of period                                  $15.08      $13.38         $14.40      $13.20      $12.64

TOTAL RETURN
Total investment return based on net asset value (b)             15.99%      (3.21)%        12.52%       8.14%      25.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $122,033    $157,637       $172,484    $143,883    $154,230
Ratio of expenses to average net assets                           1.32%       1.27%(c)       1.35%       1.40%       1.44%
Ratio of net investment income to average net assets              3.12%       2.50%(c)       2.50%       3.26%       3.75%
Portfolio turnover rate                                            179%        116%           188%        204%         70%


See footnote summary on page 19.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                           CLASS B
                                                             ----------------------------------------------------------------
                                                                        OCT. 1,1993
                                                             YEAR ENDED     THROUGH            YEAR ENDED SEPTEMBER 30,
                                                                JULY 31,    JULY 31,    -------------------------------------
                                                                  1995        1994*          1993        1992        1991(A)
                                                             ----------  --------------  ---------  ----------  -------------
Net asset value, beginning of period                            $13.23      $14.27         $13.13      $12.61      $11.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              .30         .22            .29         .37         .25
Net realized and unrealized gain (loss) on investments            1.65        (.75)          1.22         .54         .80
Net increase (decrease) in net asset value from operations        1.95        (.53)          1.51         .91        1.05

LESS: DISTRIBUTIONS
Dividends from net investment income                              (.28)       (.22)          (.37)       (.39)       (.28)
Distribution from net realized gains                              (.02)       (.29)            -0-         -0-         -0-
Total dividends and distributions                                 (.30)       (.51)          (.37)       (.39)       (.28)
Net asset value, end of period                                  $14.88      $13.23         $14.27      $13.13      $12.61

TOTAL RETURN
Total investment return based on net asset value (b)             15.07%      (3.80)%        11.65%       7.32%       8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $15,080     $14,347        $12,789      $6,499      $1,830
Ratio of expenses to average net assets                           2.11%       2.05%(c)       2.13%       2.16%       2.13% (c)
Ratio of net investment income to average net assets              2.30%       1.73%(c)       1.72%       2.46%       3.19% (c)
Portfolio turnover rate                                            179%        116%           188%        204%         70%


See footnote summary on page 19.


18


                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                         CLASS C
                                            -----------------------------------
                                                                     AUGUST 2,
                                            YEAR ENDED  OCT. 1,1993   1993(D)
                                              JULY 31,   THROUGH    TO APR. 30,
                                                 1995  JULY 31,1994*   1994
                                            ---------- ------------ -----------
Net asset value, beginning of period           $13.24    $14.28      $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             .30       .24         .11
Net realized and unrealized gain (loss)
  on investments                                 1.65      (.77)        .71
Net increase (decrease) in net asset value
  from operations                                1.95      (.53)        .82

LESS: DISTRIBUTIONS
Dividends from net investment income             (.28)     (.22)       (.17)
Distributions from net realized gains            (.02)     (.29)         -0-
Total dividends and distributions                (.30)     (.51)       (.17)
Net asset value, end of period                 $14.89    $13.24      $14.28

TOTAL RETURN
Total investment return based on
  net asset value (b)                           15.06%    (3.80)%      6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $5,108    $6,254      $1,487
Ratios of expenses to average net assets         2.09%     2.03%(c)    2.29%(c)
Ratios of net investment income to average
  net assets                                     2.32%     1.81%(c)    1.47%(c)
Portfolio turnover rate                           179%      116%       .188%


*    The Fund changed its fiscal year end from September 30 to July 31.

(a) For the period February 4, 1991 (commencement of distribution) to September 30, 1991.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Commencement of distribution.


19



REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE BALANCED SHARES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period October 1, 1993 through July 31, 1994 and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
September 27, 1995


20



                                                       ALLIANCE BALANCED SHARES
-------------------------------------------------------------------------------

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
MATTHEW D. BLOOM, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798


(1)  Member of the Audit Committee.


21


(This page left intentionally blank.)


22


(This page left intentionally blank.)


ALLIANCE BALANCED SHARES
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.SM

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

BALAR